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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                ----------------



                                    FORM 8-K



                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): February 5, 2004




                              STEEL DYNAMICS, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)





           Indiana                         0-21719             35-1929476
(State or other jurisdiction of   (Commission File Number)    (IRS Employer
incorporation or organization)                             Identification No.)



         6714 Pointe Inverness Way, Suite 200, Fort Wayne, Indiana 46804
         ---------------------------------------------------------------
              (Address of principal executive officers) (Zip Code)

        Registrant's telephone number, including area code: 260-459-3553


         (Former name or former address, if changed since last report)
                                 Not Applicable


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Item 7.  Financial Statements and Exhibits

         ( c )    Exhibits.

                  Exhibit Number   Description
                  --------------   ---------------------------------------------
                  99.1             A press release dated February 4, 2004 titled
                                   "Steel Dynamics Reports Fourth Quarter and
                                   Annual 2003 Results"



Item 12.  Disclosure of Results of Operations and financial Condition

On February 4, 2004, Steel Dynamics, Inc. issued a press release titled "Steel Dynamics Reports Fourth Quarter and Annual 2003 Results," containing information about the company's results of operations for the quarter and fiscal year ended December 31, 2003. The full text of the press release, together with related unaudited financial information and statistics, is furnished herewith and attached hereto as Exhibit 99.1.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.



                                                           STEEL DYNAMICS, INC.

                                                       /s/ Tracy L. Shellabarger
                                                       -------------------------
Date:  February 5, 2004                           By:      Tracy L. Shellabarger

                                                           Title: Secretary